UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
March 1, 2023
Date of Report (date of earliest event reported)
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Rover Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39774	85-3147201
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 Olive Way, 19th Floor, Seattle, WA	98101
(Address of Principal Executive Offices)	(Zip Code)

(888) 453-7889
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ROVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As Rover Group, Inc. (the “Company”) previously announced in its Current Report on Form 8-K filed on February 27, 2023, the Company filed a petition on February 27, 2023 in the Court of Chancery of the State of Delaware (the “Court of Chancery”) under Section 205 of the Delaware General Corporation Law to seek validation of the filing and effectiveness of (1) its Amended and Restated Certificate of Incorporation, dated July 30, 2021 (the “Restated Charter”), including the amendments approved by stockholders of the Company’s predecessor that, among other things, increased the number of authorized shares of the Company’s Class A common stock, and (2) the shares of Class A common stock issued in reliance on the Restated Charter (the “Petition”). A copy of the Petition in the form filed with the Court of Chancery is attached as Exhibit 99.1 to this Form 8-K and is available under the Corporate Governance—Documents & Charters section of the Company’s investor relations website at https://investors.rover.com/. Concurrently with the Petition, the Company filed a motion to expedite the hearing on the Petition (the “Motion to Expedite”).

On March 1, 2023, the Court of Chancery granted the Motion to Expedite and directed the Company to (1) file this Form 8-K attaching the Petition (see Exhibit 99.1 to this Form 8-K for a copy of the Petition); and (2) notify stockholders that the Court of Chancery will hold a final hearing to consider the merits of the Petition on March 14, 2023, at 12 p.m. Eastern Time, at the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801 (the “Section 205 Hearing”).

This Current Report on Form 8-K constitutes notice of the Section 205 Hearing. If any stockholder of the Company wishes to express a position on the Petition, such stockholders of the Company may (1) appear at the Section 205 Hearing or (2) file a written submission with the Register in Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, referring to the case caption, In re Rover Group, Inc., C.A. No. 2023-0247-LWW (Del. Ch.) in advance of the Section 205 Hearing, and any such written submission should be emailed to the Company’s counsel, Andy Cordo, Wilson Sonsini Goodrich & Rosati, Professional Corporation, at acordo@wsgr.com.

The information that may be obtained solely through the websites referenced in this report is not incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Petition filed by Rover Group, Inc. in the Delaware Court of Chancery on February 27, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROVER GROUP, INC.

Date: March 1, 2023	By:	/s/ Charlie Wickers
Charlie Wickers
Chief Financial Officer